EXHIBIT 24.1
                                                                    ------------

                           DVI RECEIVABLES CORP. VIII

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints any of Lisa J. Cruikshank or Steven R. Garfinkel as his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as director and/or officer of DVI Receivables Corp. VIII), to sign any Registration Statement on Form S-3 and any or all amendments thereto (including post-effective amendments) of DVI Receivables Corp. VIII under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


               SIGNATURE                                TITLE                                    DATE
                                              Director, Chief Executive                     March 12, 1999
   /s/ John P. Boyle                          Officer and Vice President
------------------------------
John P. Boyle
                                             Executive Vice President and                   March 12, 1999
  /s/ Steven R. Garfinkel                      Chief Financial Officer
------------------------------
Steven R. Garfinkel
                                             Director and Vice President                    March 12, 1999
  /s/ Lisa J. Cruikshank
------------------------------
Lisa J. Cruikshank
                                                       Director                             March 12, 1999
  /s/ Jeffrey M. Medaglio
------------------------------
Jeffrey M. Medaglio
                                                       Director
  /s/ William A. Norris, III
------------------------------
William A. Norris, III                                                                      March 12, 1999